UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2015

WARNER CHILCOTT LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	333-199019	98-0496358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cannon’s Court 22

Victoria Street

Hamilton HM 12

Bermuda

(Address of Principal Executive Offices)

(441) 295-2244

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The information furnished in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing of Warner Chilcott Limited, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

On February 18, 2015, Actavis plc (the “Company”), of which Warner Chilcott Limited is a consolidated subsidiary, issued a press release announcing earnings for the three and twelve months ended December 31, 2014. The Company furnished the press release as Exhibit 99.1 to a Current Report on Form 8-K filed on February 18, 2015.

The Company financial information contained in the press release includes, on a consolidated basis, information regarding Warner Chilcott Limited’s results of operations and financial condition.

Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this communication that refer to estimated or anticipated future results of Actavis and/or Warner Chilcott Limited, as applicable (the “Company”), including estimated synergies, or other non-historical facts are forward-looking statements that reflect the Company’s current perspective of existing trends and information as of the date of this communication. Forward looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “should,” “estimate,” “expect,” “forecast,” “outlook,” “targets,” “guidance,” “intend,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “project,” or other similar words, phrases or expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the Allergan acquisition, including future financial and operating results, the Company’s and Allergan’s plans, objectives, expectations and intentions and the expected timing of completion of the transaction. It is important to note that the Company’s goals and expectations are not predictions of actual performance. Actual results may differ materially from the Company’s current expectations depending upon a number of factors affecting the Company’s business, Allergan’s business and risks associated with acquisition transactions. These factors include, among others, the inherent uncertainty associated with financial projections; restructuring in connection with, and successful closing of, the Allergan acquisition; subsequent integration of the Allergan acquisition and the ability to recognize the anticipated synergies and benefits of the Allergan acquisition; the ability to obtain required regulatory approvals for the transaction (including the approval of antitrust authorities necessary to complete the acquisition), the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain the requisite Allergan and Actavis shareholder approvals; the risk that a condition to closing of the Allergan acquisition may not be satisfied on a timely basis or at all; the failure of the proposed transaction to close for any other reason; risks relating to the value of the Actavis shares to be issued in the transaction; the anticipated size of the markets and continued demand for the Company’s and Allergan’s products; the Company’s and Allergan’s ability to successfully develop and commercialize new products; Company’s and Allergan’s ability to conform to regulatory standards and receive requisite regulatory approvals; availability of raw materials and other key ingredients; uncertainty and costs of legal actions and government investigations; the inherent uncertainty associated with financial projections; fluctuations in Company’s operating results and financial condition, particularly given our manufacturing and sales of branded and generic products; risks associated with acquisitions, mergers and joint ventures, such as difficulties integrating businesses, uncertainty associated with financial projections, projected synergies, restructuring, increased costs, and adverse tax consequences; the adverse impact of substantial debt and other financial obligations on the ability to fulfill and/or refinance debt obligations; risks associated with relationships with employees, vendors or key customers as a result of acquisitions of businesses, technologies or products; our compliance with federal and state healthcare laws, including laws related to fraud, abuse, privacy security and others; risks of the generic industry generally; generic product competition with our branded products; uncertainty associated with the development of commercially successful branded pharmaceutical products; uncertainty associated with development and approval of commercially successful biosimilar products; costs and efforts to defend or enforce technology rights, patents or other intellectual property; expiration of the Company’s and Allergan’s patents on our branded products and the potential for increased competition from generic manufacturers; risks associated with owning the branded and generic version of a product; competition between branded and generic products; the ability of branded product manufacturers to limit the production, marketing and use of generic products; the Company’s and Allergan’s ability to obtain and afford third-party licenses and proprietary technology we need; the Company’s and Allergan’s potential infringement of others’ proprietary rights; our dependency on third-party service providers and third-party manufacturers and suppliers that in some cases may be the only source of finished products or raw materials that we need; the Company’s competition with certain of our significant customers; the impact of our returns, allowance and chargeback policies on our future revenue; successful compliance with governmental regulations applicable to the Company’s and the Company’s respective third party providers’ facilities, products and/or businesses; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; the Company’s and Allergan’s vulnerability to and ability to defend against product liability claims and obtain sufficient or any product liability insurance; the Company’s and Allergan’s ability to retain qualified employees and key personnel; the effect of intangible assets and resulting impairment testing and impairment charges on our financial condition; the Company’s ability to obtain additional debt or raise additional equity on terms that are favorable to the Company’s; difficulties or delays in manufacturing; our ability to manage environmental liabilities; global economic conditions; the Company’s ability to continue foreign operations in countries that have deteriorating political or diplomatic relationships with the United States; the Company’s and Allergan’s ability to continue to maintain global operations; risks associated with tax liabilities, or changes in U.S. federal or international tax laws to which we are subject, including the risk that the Internal Revenue Service disagrees that the Company is a foreign corporation for U.S. federal tax purposes; risks of fluctuations in foreign currency exchange rates; risks associated with cyber-security and vulnerability of our information and employee, customer and business information that the Company stores digitally; the Company’s ability to maintain internal control over financial reporting; changes in the laws and regulations, affecting among other things, availability, pricing and reimbursement of pharmaceutical products; the highly competitive nature of the pharmaceutical industry; the Company’s ability to successfully navigate consolidation of our distribution network and concentration of our customer base; the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; developments regarding products once they have reached the market and such other risks and uncertainties detailed in the Company’s periodic public filings with the SEC, including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, as amended from time to time in the Company’s other investor communications. Except as expressly required by law, Warner Chilcott Limited disclaims any intent or obligation to update or revise these forward-looking statements.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between Actavis and Allergan, Actavis has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, including Amendment No. 1 thereto, that contains a joint proxy statement of Actavis and Allergan that also constitutes a prospectus of Actavis.

The registration statement was declared effective by the SEC on January 26, 2015. Each of Actavis and Allergan commenced mailing the joint proxy statement/prospectus to its shareholders or its stockholders on January 28, 2015. INVESTORS AND SECURITY HOLDERS OF ACTAVIS AND ALLERGAN ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by Actavis and Allergan through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Actavis are available free of charge on Actavis’ internet website at www.Actavis.com or by contacting Actavis’ Investor Relations Department at (862) 261-7488. Copies of the documents filed with the SEC by Allergan are available free of charge on Allergan’s internet website at www.Allergan.com or by contacting Allergan’s Investor Relations Department at (714) 246-4766.

Participants in the Merger Solicitation

Actavis, Allergan, their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Actavis and Allergan shareholders in connection with the proposed merger is set forth in the joint proxy statement/prospectus. Information about the directors and executive officers of Allergan is set forth in its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 26, 2014 and certain of its Current Reports on Form 8-K. Information about the directors and executive officers of Actavis is set forth in Actavis’ proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 28, 2014 and certain of Actavis’ Current Reports on Form 8-K. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus filed with the above-referenced registration statement on Form S-4 and other relevant materials to be filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Actavis plc Press Release dated February 18, 2015 (Exhibit 99.1 to the Actavis plc Current Report on Form 8-K dated February 18, 2015 relating to the earnings of Actavis plc for the three and twelve months ended December 31, 2014 and the 2015 standalone forecast) is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2015

Warner Chilcott Limited

By:	/s/ A. Robert D. Bailey
Name:	A. Robert D. Bailey
Title:	Secretary

Exhibit Index

EXHIBIT NO.	DESCRIPTION

99.1	Actavis plc Press Release dated February 18, 2015 (Exhibit 99.1 to the Actavis plc Current Report on Form 8-K dated February 18, 2015 relating to the earnings of Actavis plc for the three and twelve months ended December 31, 2014 and the 2015 standalone forecast) is incorporated herein by reference.